Exhibit 4.2

Execution Version

AIRBNB, INC.

AND

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of March 16, 2026

4.400% SENIOR NOTES DUE 2029

4.650% SENIOR NOTES DUE 2031

5.250% SENIOR NOTES DUE 2036

i

Exhibit A	Form of 4.400% Senior Notes Due 2029
Exhibit B	Form of 4.650% Senior Notes Due 2031
Exhibit C	Form of 5.250% Senior Notes Due 2036

ii

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of March 16, 2026, between Airbnb, Inc., a Delaware corporation (the “Company”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of March 16, 2026 (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of debt securities to be issued in one or more series as provided in the Base Indenture;

WHEREAS, pursuant to a Board Resolution, the Company has authorized the issuance of $850,000,000 principal amount of 4.400% Senior Notes due 2029 (the “2029 Notes”), $850,000,000 principal amount of 4.650% Senior Notes due 2031 (the “2031 Notes”) and $800,000,000 principal amount of 5.250% Senior Notes due 2036 (the “2036 Notes,” and together with the 2029 Notes and the 2031 Notes, the “Notes”);

WHEREAS, in connection with the issuance of the Notes, the Issuer has duly authorized the execution and delivery of this Supplemental Indenture to establish the forms and terms of the Notes as hereinafter described; and

NOW, THEREFORE, for and in consideration of the foregoing premises, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Definitions of Terms.

The terms defined in this Section 1.01 have the respective meanings specified in this Section 1.01 for all purposes of this Supplemental Indenture and of any indenture supplemental hereto (except as herein or therein otherwise expressly provided or unless the context of this Supplemental Indenture or such indenture supplemental hereto otherwise requires) and all words, terms and phrases defined in the Base Indenture (but not otherwise defined herein) shall have the same meanings as in the Base Indenture.

“Aggregate Debt” means the sum of the following as of the date of determination: (1) the then outstanding aggregate principal amount of Indebtedness of the Company and its Restricted Subsidiaries, without duplication, incurred after the Issue Date and secured by Liens incurred in reliance on clause (11) of the definition of Permitted Liens, and (2) the then existing Attributable Liens of the Company and its Restricted Subsidiaries in respect of Sale and Lease-back Transactions, without duplication, entered into after the Issue Date in reliance on clause (11) of the definition of Permitted Liens; provided that any such Attributable Liens will be excluded from this clause (2) to the extent that the Indebtedness relating thereto is included in clause (1) of this definition; provided, further, that in no event will the amount of any Indebtedness (including Guarantees of such Indebtedness) be required to be included in the calculation of Aggregate Debt more than once despite the fact more than one Person is liable with respect to such Indebtedness and despite the fact such Indebtedness is secured by the assets of more than one Person (for example, and for avoidance of doubt, in the case where more than one Person has Guaranteed or otherwise become liable for such Indebtedness or in the case where there are Liens on assets of one or more of the Company and its Restricted Subsidiaries securing such Indebtedness or one or more Guarantees thereof, the amount of Indebtedness so Guaranteed or secured shall only be included once in the calculation of Aggregate Debt).

“Attributable Liens” means, in connection with a Sale and Lease-back Transaction, the lesser of (1) the fair market value of the assets subject to such transactions as determined in good faith by an Officer of the Company, and (2) the present value (discounted at a rate of interest per annum implicit in the terms of such lease) of the obligations of the lessee for rental payments during the shorter of the term of the related lease or the period through the first date on which the Company may terminate the lease.

“Capital Stock” means, with respect to any Person, any and all shares of stock of a corporation, partnership interests or other equivalent interests (however designated, whether voting or non-voting) in such Person’s equity, entitling the holder to receive a share of the profits and losses, and a distribution of assets, after liabilities, of such Person.

“Change of Control” means:

(1) the Company becomes aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) that any “person” (as such term is used in Section 13(d)(3) of the Exchange Act), other than one or more Permitted Holders, has become the “beneficial owner” (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 50% of the total voting power of the Company’s Voting Stock; provided, however, that a transaction will not be deemed to involve a Change of Control under this clause (1) if (a) the Company becomes a direct or indirect wholly owned subsidiary of another Person, and (b)(i) the direct or indirect holders of the Voting Stock of such Person immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction, or (ii) immediately following that transaction no “person” (other than a Person satisfying the requirements of this proviso) is the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of such Person; or

(2) the Company sells, conveys, transfers or leases (either in one transaction or a series of related transactions) all or substantially all assets of the Company and its Subsidiaries taken as a whole to, or merge or consolidate with, a Person (other than the Company or any of its Subsidiaries), other than (i) a transaction in which the survivor or transferee is a person that is controlled by the Permitted Holders or (ii) a transaction following which (A) in the case of a merger or consolidation transaction, holders of securities that represented 100% of the total voting power of the Voting Stock of the Company outstanding immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the total voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction and (B) in the case of a sale of assets transaction, each transferee becomes an obligor in respect of the Notes and either (i) each transferee becomes a Subsidiary of the transferor of such assets or (ii) holders of securities that represented 100% of the total voting power of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such transaction) own directly or indirectly at least a majority of the total voting power of the Voting Stock of the transferee.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (x) the Company becomes a direct or indirect wholly-owned subsidiary (the “Sub Entity”) of a holding company and (y) holders of securities that represented 100% of the total voting power of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the total voting power of the Voting Stock of such holding company; provided that, upon the consummation of any such transaction, “Change of Control” shall thereafter include any Change of Control of any direct or indirect parent of the Sub Entity.

“Change of Control Triggering Event” means the occurrence of a Change of Control that is accompanied or followed by a downgrade of the Company’s Debt Ratings within the Ratings Decline Period for such Change of Control by two of the three Ratings Agencies to a level that is lower than an Investment Grade Rating by such Rating Agencies; provided that a Change of Control Triggering Event will not be deemed to have occurred in respect of a particular Change of Control if one of the applicable Rating Agencies making the reduction in rating does not publicly announce or confirm or inform the Company in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control.

“Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date.

“Debt Rating” means, as of the date of determination, with respect to any Rating Agency, the rating as determined by such Rating Agency of the Company’s non-credit enhanced, senior unsecured long-term debt.

“DTC” means The Depositary Trust Company.

“Finance Lease” means, as applied to any Person, any lease of any property, whether real, personal or mixed, of such Person as lessee is required to be classified and accounted for as a finance lease in accordance with GAAP.

“Financial Officer” means any of the chief financial officer, principal accounting officer, vice president of finance, treasurer or corporate controller or most senior financial officer of the Company.

“Fitch” means Fitch, Inc. or any successor to the rating agency business thereof.

“GAAP” means accounting principles generally accepted in the United States of America which are in effect as of the date of our then most recent consolidated annual or quarterly balance sheet.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business, direct or indirect, in any manner including, without limitation, through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness; provided that the term Guarantee shall not include customary indemnification obligations entered into in connection with any acquisition or disposition of assets or of other entities (other than to the extent that the primary obligations that are the subject of such indemnification obligation would be considered Indebtedness under the indenture). When used as a verb, “Guarantee” shall have a corresponding meaning. The amount of Indebtedness of another Person Guaranteed by the specified Person or one or more of such Persons as of any date shall be equal to the lesser of: (1) the principal amount of such Indebtedness of such other Person; and (2) the maximum principal amount of such Indebtedness payable under the Guarantee or Guarantees (without duplication in the case of one or more Guarantees of the same Indebtedness by Subsidiaries).

“Holder” means the Person in whose name a Note is registered in the books of the Security Registrar for the Notes.

“Indebtedness” of any specified Person means any obligation for borrowed money. For the avoidance of doubt, Indebtedness with respect to any Person only includes indebtedness for the repayment of money provided to such Person, and does not include any other kind of indebtedness or obligation notwithstanding that such other indebtedness or obligation may be evidenced by a note, bond, debenture or other similar instrument, may be in the nature of a financing transaction, or may be an obligation that under GAAP is classified as “debt” or another type of liability, whether required to be reflected on the balance sheet of such Person or otherwise.

Notwithstanding the foregoing, Indebtedness shall not include third party obligations included in the Company’s financial statements as a result of variable interest entity accounting or any Indebtedness among the Company and its Restricted Subsidiaries.

“Investment Grade Rating” means (1) with respect to Moody’s, a ratings equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s), (2) with respect to S&P, a rating equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), and (3) with respect to Fitch, a rating equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch).

“Issue Date” means March 16, 2026.

“Lien” means any lien, security interest, mortgage, charge or similar encumbrance; provided, however, that in no event shall an operating lease or a nonexclusive license be deemed to constitute a Lien.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Optional Redemption Date” when used with respect to any Note to be redeemed at the Company’s option, means the date fixed for such redemption by or pursuant to Section 3.03 of this Supplemental Indenture.

“Par Call Date” means (1) with respect to the 2029 Notes, February 16, 2029 (one month prior to the maturity date of the 2029 Notes), (2) with respect to the 2031 Notes, February 16, 2031 (one month prior to the maturity date of the 2031 Notes) and (3) with respect to the 2036 Notes, December 16, 2035 (three months prior to the maturity date of the 2036 Notes).

“Paying Agent” means U.S. Bank Trust Company, National Association, or any successor paying agent.

“Permitted Holders” means Brian Chesky, Nathan Blecharczyk, Joseph Gebbia and their respective “Affiliates” as defined in the Company’s Restated Certificate of Incorporation.

“Permitted Liens” means:

(1) Liens on any assets, created solely to secure obligations incurred to finance the refurbishment, improvement or construction of such assets, which obligations are incurred no later than 12 months after completion of such refurbishment, improvement or construction, and all renewals, extensions, refinancings, replacements or refundings of such obligations;

(2) (a) Liens given to secure the payment of the purchase price or other acquisition, installation or construction costs incurred in connection with the acquisition (including acquisition through merger or consolidation) of any Principal Property, including Finance Lease transactions in connection with any such acquisition and including any purchase money Liens, and (b) Liens existing on any Principal Property at the time of acquisition (including acquisition through merger or consolidation) thereof or at the time of acquisition by the Company or any Restricted Subsidiary of any Person then owning such property, excluding any Liens put in place in anticipation or contemplation of such acquisition by the Company or any Restricted Subsidiary; provided that with respect to clause (a), the Liens shall be given within 12 months after the later of (i) such acquisition and/or the completion of any development, installation, construction, alteration, improvement, operation or repair, whichever is later, and (ii) the placing into commercial operation of such Principal Property after such acquisition or completion of any construction, alteration, improvement or repair and shall attach solely to the Principal Property acquired or purchased and any improvements then or thereafter placed thereon and any proceeds thereof, accessions thereto and insurance proceeds thereof;

(3) Liens in favor of the Company or one of its Subsidiaries;

(4) Liens on any Principal Property in favor of the United States of America or any state thereof or any political subdivision thereof to secure progress or other payments or to secure Indebtedness incurred for the purpose of financing the cost of acquiring, constructing, improving or repairing such Principal Property;

(5) Liens imposed by law, such as carriers’, warehousemen’s and mechanic’s Liens and other similar Liens arising in the ordinary course of business, Liens in connection with legal proceedings and Liens arising solely by virtue of any statutory, common law or contractual provision relating to banker’s Liens, rights of set-off or similar rights and remedies as to securities accounts, deposit accounts or other funds maintained with a creditor depository institution;

(6) Liens for taxes, assessments or other governmental charges (i) not yet overdue for a period of more than 30 days or subject to penalties for non-payment or (ii) which are being contested in good faith by appropriate proceedings;

(7) Liens to secure the performance of bids, trade or commercial contracts (including insurance contracts), government contracts, purchase, construction, sales and servicing contracts (including utility contracts), leases, public, statutory or regulatory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, deposits as security for contested taxes, import or other customs duties, liabilities to insurance carriers or for the payment of rent, and Liens to secure letters of credit, Guarantees, bonds or other sureties given in connection with the foregoing obligations or in connection with workers’ compensation, unemployment insurance or other types of social security or similar laws and regulations;

(8) leases, subleases, licenses or sublicenses granted to others not interfering in any material respect with the business of the Company and its Restricted Subsidiaries, taken as a whole;

(9) easements, rights of way, covenants, restrictions, minor encroachments, protrusions, municipal and zoning and building ordinances and similar charges, encumbrances, title defects or other irregularities, governmental restrictions on the use of property or conduct of business, and other similar charges and encumbrances and Liens in favor of Governmental Authorities and public utilities, that do not materially interfere with the ordinary course of business of the Company and its Subsidiaries, taken as a whole;

(10) any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), in whole or in part, of any Lien referred to in this or the preceding clauses (1) through (9), or any Liens that secure an extension, renewal, replacement, refinancing or refunding (including any successive extensions, renewals, replacements, refinancings or refundings) of any Indebtedness within 12 months of the maturity, retirement or other repayment or prepayment of the Indebtedness (including any such repayment pursuant to amortization obligations with respect to such Indebtedness) being extended, renewed, substituted, replaced, refinanced or refunded, which Indebtedness is or was secured by a Lien referred to in this or the preceding clauses (1) through (9); provided that such extension, renewal, substitution or replacement Lien will be limited to all or part of the same property that secured the Lien extended, renewed, substituted or replaced and the principal amount of Indebtedness secured is not increased (other than increases related to any premiums, accrued interest, commissions, discounts, costs, fees and expenses in connection with such extension, renewal, substitution or replacement); and

(11) Liens on any Principal Property not described in clauses (1) through (10) above which would otherwise be subject to the restrictions set forth in Section 5.02, if after giving effect thereto, Aggregate Debt does not exceed an amount equal to the greater of (a) $3.3 billion, and (b) 15.0% of the Company’s Consolidated Total Assets measured as of the end of the most recent quarter for which financial statements are available. The Company or any Restricted Subsidiary also may, without equally and ratably securing the Notes, create or incur Liens that extend, renew, substitute or replace (including successive extensions, renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to the preceding sentence.

For the avoidance of doubt, the inclusion of specific Liens in the definition of “Permitted Liens” shall not create any implication that the obligations secured by such Liens constitute Indebtedness.

“Principal Property” means, any building, structure or other facility together with the underlying land and its fixtures that is real property located within the territorial limits of the United States of America (excluding its territories and possessions and Puerto Rico) owned by the Company or any Restricted Subsidiary, except for any facility that (1) has a net book value, on the date the determination of whether such property is a principal property is being made for purposes of the covenants set forth in Section 5.02 and Section 5.03, of less than 2% of the Company’s Consolidated Total Assets measured as of the end of the most recent quarter for which financial statements are available, or (2) in the good faith opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

“Rating Agency” means (1) Moody’s, S&P and/or Fitch, as applicable, and (2) if any ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company as a replacement agency for Moody’s, S&P, or Fitch, as the case may be.

“Ratings Decline Period” means, with respect to any Change of Control, the period that (1) begins on the earlier of (a) the date of the first public announcement of the occurrence of such Change of Control or of the Company’s intention or a stockholder of the Company, as applicable, to effect such Change of Control, or (b) the occurrence of such Change of Control, and (2) ends on the 60th calendar day following consummation of such Change of Control; provided, however, that such period shall be extended as to any Rating Agency if, as of such 60th calendar day, the Company’s Debt Rating, as noted by such Rating Agency, is under publicly announced consideration for downgrade by such Rating Agency.

“Redemption Price” means, when used with respect to any Note to be redeemed, the price at which it is to be redeemed pursuant to this Supplemental Indenture.

“Restricted Subsidiary” means any domestic Subsidiary that owns any Principal Property.

“Sale and Lease-back Transaction” means any direct or indirect arrangement relating to property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such property to another Person and the Company or a Restricted Subsidiary leases or rents it from such Person, unless (1) such transaction was entered into prior to the Issue Date; (2) such transaction was for the lease back to the Company or a Restricted Subsidiary by the Company or any Subsidiary of any Principal Property; (3) such transaction involves a lease of a Principal

Property executed by the time of or within 18 months (or in the case of any transaction supported by the credit of an export credit agency, 24 months) after the latest of (a) the acquisition, the completion of construction or improvement, alteration or repair of such Principal Property, and (b) the placing into commercial operation after the acquisition, completion, improvement, alteration or repair, of such Principal Property; or (4) such transaction involves a lease for not more than three years (or which may be terminated by the Company or the applicable Subsidiary within a period of not more than three years).

“Subsidiary” of a Person means a corporation, partnership, limited liability company or other similar entity a majority of whose Voting Stock is owned by such Person or a Subsidiary of such Person. Unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“S&P” means S&P Global Ratings and any successor to its rating agency business.

“Treasury Rate” means, with respect to any Optional Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the applicable redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable redemption date.

If on the third business day preceding the applicable redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi- annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Voting Stock” of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

ARTICLE 2

FORM AND TERMS OF THE NOTES

Section 2.01 Scope of Supplemental Indenture.

This Supplemental Indenture amends and supplements the provisions of the Base Indenture, to which provisions reference is hereby made. The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and shall only govern the terms of, the Notes, which may be issued from time to time in accordance herewith, and shall not apply to any other Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements. The provisions of this Supplemental Indenture shall supersede, with respect to the Notes, any conflicting provisions in the Base Indenture. In the case of any conflict between the Indenture and a Note, the provisions of the Indenture shall control and govern to the extent of such conflict.

Section 2.02 Terms of the Notes.

The following terms relate to the Notes:

(a) The 2029 Notes shall constitute a series of Securities having the title “4.400% Senior Notes due 2029,” the 2031 Notes shall constitute a series of Securities having the title “4.650% Senior Notes due 2031”, and the 2036 Notes shall constitute a separate series of Securities having the title “5.250% Senior Notes due 2036”.

(b) The aggregate principal amount of the 2029 Notes (the “Initial 2029 Notes”) that may be initially authenticated and delivered under the Indenture shall be $850,000,000, the aggregate principal amount of the 2031 Notes (the “Initial 2031 Notes”) that may be initially authenticated and delivered under the Indenture shall be $850,000,000 and the aggregate principal amount of the 2036 Notes (the “Initial 2036 Notes,” and together with the

Initial 2029 Notes and the Initial 2031 Notes, the “Initial Notes”) that may be initially authenticated and delivered under the Indenture shall be $800,000,000. The Company may from time to time, without the consent of the Holders, issue additional 2029 Notes (in any such case, “Additional 2029 Notes”), additional 2031 Notes (in any such case, “Additional 2031 Notes”) or additional 2036 Notes (in any such case, “Additional 2036 Notes,” and together with the Additional 2029 Notes and the Additional 2031 Notes, the “Additional Notes”) having the same ranking and the same interest rate, maturity and other terms (except for the issue date, the offering price and, if applicable, the first Interest Payment Date (as defined below)) as the Initial 2029 Notes, the Initial 2031 Notes or the Initial 2036 Notes, as the case may be. Any Additional 2029 Notes and the Initial 2029 Notes, any Additional 2031 Notes and the Initial 2031 Notes, and any Additional 2036 Notes and the Initial 2036 Notes, as the case may be, shall each constitute a single series under the Indenture and all references to the 2029 Notes shall include the Initial 2029 Notes and any Additional 2029 Notes, all references to the 2031 Notes shall include the Initial 2031 Notes and any Additional 2031 Notes, and all references to the 2036 Notes shall include the Initial 2036 Notes and any Additional 2036 Notes, unless the context otherwise requires; provided that unless the Additional Notes of a series are fungible with the Initial Notes of such series, respectively, for U.S. federal income tax purposes, the Additional Notes, as applicable, shall have one or more separate CUSIP numbers or, in connection with any physical Notes, no CUSIP number. The aggregate principal amount of Additional Notes shall be unlimited.

(c) The entire outstanding principal of the 2029 Notes shall be payable on March 16, 2029, the entire outstanding principal of the 2031 Notes shall be payable on March 16, 2031, and the entire outstanding principal of the 2036 Notes shall be payable on March 16, 2036.

(d) The rate at which the 2029 Notes shall bear interest shall be 4.400% per year, the rate at which the 2031 Notes shall bear interest shall be 4.650% per year and the rate at which the 2036 Notes shall bear interest shall be 5.250% per year. The date from which interest shall accrue on the Notes shall be the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid, from the Issue Date. The “Interest Payment Dates” for (i) the 2029 Notes shall be March 16 and September 16 of each year, beginning September 16, 2026, (ii) the 2031 Notes shall be March 16 and September 16 of each year, beginning September 16, 2026 and (iii) for the 2036 Notes shall be March 16 and September 16 of each year, beginning September 16, 2026 . Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on, (i) with respect to the 2029 Notes, March 1 and September 1 prior to each Interest Payment Date for such Notes, (ii) with respect to the 2031 Notes, March 1 and September 1 prior to each Interest Payment Date for such Notes and (iii) with respect to the 2036 Notes, March 1 and September 1 prior to each Interest Payment Date with respect to such Notes (each, a “regular record date”). The basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

(e) If any Interest Payment Date or date of maturity of principal of the Notes falls on a day that is not a business day, then payment of interest or principal may be made on the next succeeding business day with the same force and effect as if made on the nominal Interest Payment Date or the date of maturity, and no interest will accrue for the period after such nominal date.

(f) The Notes shall be issuable in whole in the form of one or more registered Global Securities, and the Depository for such Global Securities shall be DTC. The 2029 Notes shall be substantially in the form attached hereto as Exhibit A, the 2031 Notes shall be substantially in the form attached hereto as Exhibit B and the 2036 Notes shall be substantially in the form attached hereto as Exhibit C, the terms of which are herein incorporated by reference. The Notes shall be issuable in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

(g) The Notes may be redeemed at the option of the Company prior to the applicable maturity date, as provided in Article 3 hereof.

(h) The Notes will not have the benefit of any sinking fund.

(i) Except as provided herein, the Holders shall have no special rights in addition to those provided in the Base Indenture upon the occurrence of any particular events.

(j) The Notes are not convertible into shares of common stock or other securities of the Company.

(k) The Notes will be general unsecured and unsubordinated obligations of the Company and will be ranked equally among themselves.

(l) The Notes will not have the benefit of any guarantees.

ARTICLE 3

OPTIONAL REDEMPTION

Section 3.01 Applicability of Article 3 of the Base Indenture. Article 3 of the Base Indenture shall not apply to the Notes. Instead the provisions set forth in this Article 3 shall, with respect to the Notes, supersede in their entirety Article 3 of the Base Indenture, and all references in the Base Indenture to Article 3 thereof and the provisions therein, as the case may be, shall, with respect to the Notes, be deemed to be references to this Article 3 or the applicable provisions set forth in this Article 3, respectively.

Section 3.02 Optional Redemption.

(a) Prior to the applicable Par Call Date, the Notes shall be redeemable, in whole or in part, at any time and from time to time, at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Optional Redemption Date (assuming the Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) at the Treasury Rate plus (i) 10 basis points in the case of the 2029 Notes, (ii) 15 basis points in the case of the 2031 Notes or (iii) 20 basis points in the case of the 2036 Notes, in each case, less (b) interest accrued to the Optional Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Optional Redemption Date.

(b) On or after the applicable Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Optional Redemption Date.

(c) The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no obligation to determine or verify any determination of the Redemption Price.

Section 3.03 Notice of Redemption. The Company shall give (or shall request the Trustee to give) notice of any redemption to Holders, which shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s applicable procedures) at least 10 days but not more than 60 days before the Optional Redemption Date to each Holder of Notes to be redeemed.

Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the Optional Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Optional Redemption Date, or by the Optional Redemption Date so delayed. Once a notice of redemption is given in accordance with the Indenture, subject to the satisfaction of any conditions set forth therein, the Notes called for redemption become due and payable on the Optional Redemption Date at the Redemption Price.

The notice shall identify the series of Notes to be redeemed and shall state:

(a) the Optional Redemption Date;

(b) the Redemption Price (or manner of calculation if not then known);

(c) the name and address of the Paying Agent;

(d) the aggregate principal amount of Notes that are being redeemed;

(e) that the Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

(f) that interest on Notes of the Series called for redemption ceases to accrue on and after the Optional Redemption Date unless the Company defaults in the deposit of the Redemption Price;

(g) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes; and

(h) any condition or conditions precedent to such redemption.

At the Company’s request, the Trustee shall give the notice of redemption in the Company’s name and at its expense; provided, however, that the Company has delivered to the Trustee, at least five Business Days (unless a shorter time shall be acceptable to the Trustee) prior to the notice date, an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice and the form of such notice.

Unless the Company defaults in payment of the Redemption Price, on and after the Optional Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

Section 3.04 Selection of Notes to be Redeemed. In the case of a partial redemption, selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair (subject to the applicable procedures of the Depositary). No Notes of a principal amount of $2,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the Holder upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Section 3.05 Effect of Notice of Redemption. Once the notice of redemption described in Section 3.03 is mailed (or delivered) and any conditions precedent to such redemption have been satisfied, the Notes called for redemption become irrevocably due and payable on the Optional Redemption Date and at the Redemption Price, including any premium, plus interest accrued to the Optional Redemption Date. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price, including any premium, plus interest accrued to the Optional Redemption Date; provided that (a) if the Optional Redemption Date is after a regular record date and on or prior to the Interest Payment Date, the accrued and unpaid interest shall be payable to the Holder of the redeemed Notes registered on the relevant regular record date; and (b) if an Optional Redemption Date is not a Business Day, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Optional Redemption Date to such succeeding Business Day. Such notice, if mailed (or delivered) in the manner provided in Section 3.03, shall be conclusively presumed to have been given whether or not the Holder receives such notice.

Section 3.06 Deposit of Redemption Price. On or prior to 11:00 A.M., New York City time, on the applicable Optional Redemption Date, the Company shall deposit with the Paying Agent (or the Trustee) in immediately available funds money sufficient to pay the Redemption Price of, including premium, if any, and accrued and unpaid interest on all Notes to be redeemed on that date other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

ARTICLE 4

REPURCHASE UPON A CHANGE OF CONTROL TRIGGERING EVENT

Section 4.01 Change of Control.

The following additional covenant shall apply with respect to each series of Notes so long as any of the Notes of such series remain outstanding:

(a) Change of Control Triggering Event.

(1) If a Change of Control Triggering Event occurs with respect to the Notes, unless the Company shall have exercised its option to redeem the Notes in full, as set forth in Article 3 of this Supplemental Indenture, or the Company shall have satisfied and discharged the Notes or defeased the Notes, as set forth in Article 8 of the Base Indenture or Article 7 of this Supplemental Indenture, respectively, the Company shall make an offer (the “Change of Control Offer”) to each Holder to repurchase any and all of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes to be repurchased (such principal amount to be equal to $2,000 or an integral multiple of $1,000 in excess of $2,000), plus accrued and unpaid interest, if any, on the Notes to be repurchased up to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and Holders describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is given (the “Change of Control Payment Date”), pursuant to the procedures required by the Notes and described in such notice.

(2) Notwithstanding the foregoing, installments of interest on the applicable series of Notes that are due and payable on the Interest Payment Dates falling on or prior to the Change of Control Payment Date shall be payable on the applicable Interest Payment Date to the Holders of such Notes registered as such at the close of business on the applicable regular record date pursuant to the Notes and the Indenture.

(3) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Trustee or a Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating (1) the aggregate principal amount of Notes or portions of Notes being repurchased, (2) that all conditions precedent contained herein to make a Change of Control Offer have been complied with and (3) that the Change of Control Offer has been made in compliance with the Indenture.

(4) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of this Article 4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Article 4 by virtue of any such conflict.

(5) Notwithstanding the foregoing, the Company shall not be required to make a Change of Control Offer for the Notes upon a Change of Control Triggering Event if (a) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all the Notes properly tendered and not withdrawn under its offer, or (b) prior to the occurrence of the related Change of Control Triggering Event, the Company has given written notice of a redemption as provided under Article 3 of this Supplemental Indenture unless the Company has failed to pay the Redemption Price on the Optional Redemption Date.

(6) If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described in Section 4.01(a)(5) of this Supplemental Indenture, purchase all of such Notes properly tendered and not withdrawn by such Holders, the Company, or such third party, has the right, upon not less than 10 days’ nor more than 60 days’ prior notice to the Holders and the Trustee (provided that such notice is given not more than 60 days following such repurchase pursuant to the applicable Change of Control Offer) to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Purchase Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Purchase Date.

ARTICLE 5

CERTAIN COVENANTS OF THE COMPANY

Section 5.01 Applicability of Article 4 of the Base Indenture. Article 4 of the Base Indenture shall apply to the Notes and, with respect only to the Notes, will be supplemented by the additional covenants set forth in this Article 5.

Section 5.02 Limitation on Liens.

(a) The Company will not, and will not permit any of its Restricted Subsidiaries to enter into, create, incur or assume any Lien on any Principal Property, whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the Notes shall be equally and ratably secured until such time as such Indebtedness is no longer secured by such Lien, except:

(1) Liens existing as of the Issue Date;

(2) Liens granted after the Issue Date created in favor of the Holders of such Notes;

(3) Liens created in substitution of, or as replacements for, any Liens described in clauses (1) and (2) above; provided that based on a good faith determination of one of the Financial Officers, the Principal Property encumbered under any such substitute or replacement Lien is substantially similar in nature to the Principal Property encumbered by the otherwise permitted Lien which is being replaced and the principal amount of Indebtedness secured is not increased (other than increases related to any premiums, accrued interest, commissions, discounts, costs, fees and expenses in connection with such substitutions or replacements); and

(4) Permitted Liens.

Section 5.03 Limitation on Sale and Lease-back Transactions.

(a) The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale and Lease-back Transaction covering any Principal Property, unless:

(1) the Company or the applicable Subsidiary would be entitled to incur Indebtedness secured by a mortgage on the property to be leased in an amount equal to Attributable Liens with respect to such Sale and Lease-back Transaction without equally and ratably securing the Notes pursuant to Section 5.02 above; or

(2) the Company or the applicable Subsidiary applies an amount equal to the Attributable Liens with respect to such Sale and Lease-back Transaction to the purchase of another Principal Property or to the retirement or other repayment or prepayment of long-term Indebtedness within 365 calendar days before or after the effective date of any such Sale and Lease-back Transaction; provided that, in lieu of applying such amount to such retirement, repayment or prepayment, the Company or any Subsidiary may deliver Notes to the Trustee for cancellation, such Notes to be credited at the cost thereof to the Company or such Subsidiary.

Section 5.04 Consolidation, Merger and Sale of Assets.

(a) The Company will not consolidate with or merge with or into, or convey, sell, transfer or lease all or substantially all of its and its Subsidiaries’ properties and assets (determined on a consolidated basis), taken as a whole, to, any Person, in a single transaction or in a series of related transactions, unless:

(1) either (a) the Company is the Person formed by or surviving any such consolidation or merger (the Person formed by or surviving a consolidation or merger, the “continuing Person”) or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the Company and its Subsidiaries’ properties and assets (determined on a consolidated basis), taken as a whole (the “Successor Company”), is an entity organized under the laws of the United States of America, any state thereof or the District of Columbia;

(2) if the Company is not the continuing Person, the Successor Company expressly assumes the Company’s obligations with respect to the Notes and the Indenture pursuant to a supplemental indenture;

(3) immediately after giving effect to the transaction, no Default or Event of Default shall have occurred and be continuing; and

(4) if the Company is not the continuing Person, the Company has or the Successor Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel stating that the proposed transaction and any supplemental indenture comply with this Indenture.

Upon any transaction or series of related transactions to which the foregoing requirements apply and are effected in accordance with such requirements, the Successor Company shall succeed to, and be substituted for the Company, and may exercise every right and power of the Company under the Indenture with the same effect as if such Successor Company had been named as the Company therein; and when a Successor Company duly assumes all of the Company’s obligations and covenants pursuant to the Indenture and the Notes, except in the case of a lease, the predecessor Person shall be relieved of all such obligations.

ARTICLE 6

EVENTS OF DEFAULT

Section 6.01 Applicability of Article 6 of the Base Indenture. Article 6 of the Base Indenture shall not apply to the Notes. Instead, the provisions set forth in this Article 6 shall, with respect to each series of Notes, supersede in its entirety Article 6 of the Base Indenture, and all references in the Base Indenture to Article 6 thereof and the provisions therein, as the case may be, shall, with respect to each series of Notes, be deemed to be references to this Article 6 and the applicable provisions set forth in this Article 6, respectively.

Section 6.02 Events of Default. Wherever used herein with respect to a series of Notes, “Event of Default” means any one or more of the following events that has occurred and is continuing:

(a) default in the payment of any interest upon any Note of that series when it becomes due and payable, and continuance of such default for a period of 30 consecutive days;

(b) default in the payment of the principal of or premium, if any, on any of the Notes of that series at its stated maturity or when otherwise due and payable;

(c) failure by the Company to observe or perform any term of the Indenture (other than those referred to in (1) or (2) above) for a period of 90 consecutive days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes of that series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a “notice of default” hereunder;

(d) (i) failure by the Company to make any payment at maturity, including any applicable grace period, on any indebtedness of the Company or any Subsidiary (other than indebtedness of the Company or of a Subsidiary owing to the Company or any of our Subsidiaries) in an amount in excess of $250,000,000 and continuance of this failure to pay; or (ii) a default on any Indebtedness of the Company or any Subsidiary (other than Indebtedness owing to the Company or any of its Subsidiaries), which default results in the acceleration of such Indebtedness in an amount in excess of $250,000,000 without such Indebtedness having been discharged or the acceleration having been cured, waived, rescinded or annulled, in the case of clause (i) or (ii) above, for a period of 30 days after written notice thereof to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in principal amount of outstanding Notes (including any Additional Notes); provided, however, that if any failure, default or acceleration referred to in clause (i) or (ii) above ceases or is cured, waived, rescinded or annulled, then the Event of Default will be deemed cured;

(e) the entry by a court having competent jurisdiction in the premises of:

(1) an order for relief in respect of the Company or any Restricted Subsidiary as debtor in an involuntary proceeding under any applicable Bankruptcy Law and such order shall remain unstayed and in effect for a period of 60 consecutive days; or

(2) a final and non-appealable order appointing a Custodian of the Company or any Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Restricted Subsidiary, and such order shall remain unstayed and in effect for a period of 60 consecutive days; or

(f) the commencement by the Company or any of its Restricted Subsidiaries of a voluntary proceeding under any applicable Bankruptcy Law or the consent by the Company or any of its Restricted Subsidiaries as debtor to the entry of a decree or order for relief in an involuntary proceeding under any applicable Bankruptcy Law, or the filing by the Company or any of its Restricted Subsidiaries as debtor of a consent to an order for relief in any involuntary proceeding under any Bankruptcy Law, or to the appointment of a Custodian or the making by the Company or any of its Restricted Subsidiaries of an assignment for the benefit of creditors.

The Trustee shall not be deemed to have knowledge of any Default or Event of Default unless and until a Responsible Officer receives written notification of such Event of Default describing the circumstances of such, and identifying the circumstances constituting such Event of Default and stating that such notification is a notice of default.

Section 6.03 Acceleration; Rescission and Annulment. If one or more Events of Default with respect to the Notes of a series shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case (other than an Event of Default specified in Section 6.02(e) or Section 6.02(f) with respect to the Company), either the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of the applicable series, by notice in writing to the Company (and to the Trustee if given by Holders of such series of Notes), may (and the Trustee, at the written request of such

Holders of such series of Notes accompanied by security and/or indemnity satisfactory to the Trustee an otherwise subject to the limitations set forth in the Indenture, shall) declare 100% of the principal of, and accrued and unpaid interest on, all the Notes of such series to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable without any action on the part of the Trustee. If an Event of Default specified in Section 6.02(e) or Section 6.02(f) with respect to the Company occurs and is continuing, 100% of the principal of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable without the declaration or other act by the Trustee, the Holders of the Notes or any other party. If an Event of Default with respect to the Notes of a series occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal of and interest on the Notes of such series or to enforce the performance of any provision of the Notes of such series or the Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Notes of such series or does not produce any of them in the proceeding.

The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the principal of any series of Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, and all existing Events of Default under the Indenture with respect to such series, other than the nonpayment of the principal of and accrued and unpaid interest, if any, on Notes of such series that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case the Holders of a majority in aggregate principal amount of such series of Notes then Outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to such series of Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon.

Section 6.04 Payments of Notes on Default; Suit Therefor. If an Event of Default described in Section 6.02(a) or Section 6.02(b) shall have occurred with respect to a series of Notes, the Company shall, upon demand of the Trustee or the requisite Holders of such series, pay to the Trustee, for the benefit of the Holders of such series of Notes, the whole amount then due and payable on such Notes for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and any overdue interest, if any, at the rate borne by the Notes at such time, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.07 of the Base Indenture with respect to such series of Notes. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the applicable series of Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such series of Notes, wherever situated.

In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a Custodian shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any series of Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for compensation, reasonable expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.07 of the Base Indenture; and any Custodian is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee under Section 7.07 of the Base Indenture, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

All rights of action and of asserting claims under the Indenture, or under any series of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the applicable series of Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of the Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the applicable series of Notes, and it shall not be necessary to make any Holders of such series parties to any such proceedings.

In case the Trustee shall have proceeded to enforce any right under the Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.03 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the applicable Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, such Holders and the Trustee shall continue as though no such proceeding had been instituted.

Section 6.05 Application of Monies Collected by Trustee. Any monies or property collected by the Trustee pursuant to this Article 6 with respect to a series of Notes shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies or property, upon presentation of such series of Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

FIRST, to the payment of all amounts due the Trustee (in any capacity hereunder) under Section 7.07 of the Base Indenture with respect to such series of Notes;

SECOND, to the payment of the amounts then due and unpaid upon such series of Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

THIRD, to the payment of the remainder, if any, to the Company.

Section 6.06 Proceedings by Holders. Except to enforce the right to receive payment of principal or interest when due, no Holder of any Note of any series shall have any right by virtue of or by availing of any provision of the Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless:

(a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided, with respect to such series of Notes;

(b) Holders of at least 25% in principal amount of the Notes of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and such Holders shall have offered, and if requested, provided, to the Trustee such security and/or indemnity satisfactory to it against any loss, liability or expense to be incurred therein or thereby;

(c) the Trustee for 60 days after its receipt of such notice, request and offer of such security or indemnity, shall have neglected or refused to institute any such action, suit or proceeding with respect to such series of Notes; and

(d) no direction that is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes with respect to such series then Outstanding within such 60-day period pursuant to Section 6.10, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note of such series with every other taker and Holder of such series of Notes and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of the Indenture to affect, disturb or prejudice the rights of any other Holder of such series of Notes (it being understood that the Trustee shall not have an affirmative duty to ascertain whether or not any such direction is unduly prejudicial to any other Holder), or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of such series of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of the Indenture and any provision of any Note, each Holder shall have the right to receive payment of the principal of, and premium, if any, and accrued and unpaid interest, if any, on, such Note, on or after the respective due dates expressed or provided for in such Note or in the Indenture, or to institute suit for the enforcement of any such payment and such right to receive such payment on or after such respective dates shall not be impaired of affected without the consent of such Holder.

Section 6.07 Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by the Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other legal or equitable right vested in the Trustee by the Indenture or by law.

Section 6.08 Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.07, all powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in the Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.07, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 6.09 Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority of the aggregate principal amount of any series of Notes at the time Outstanding shall have the right, with respect to such series of Notes, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to such series of Notes; provided, however, that such direction shall not be in conflict with any rule of law or with this

Indenture or subject the Trustee in its sole discretion to personal liability. Subject to the provisions of Section 8.03 and 8.04 of the Base Indenture, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or officers of the Trustee, determine that the proceeding so directed, subject to the Trustee’s duties under the Trust Indenture Act, may involve the Trustee in personal liability, or if it is not provided with security and/or indemnity to its satisfaction may take any other action it deems proper that is not inconsistent with any such direction received from Holders. In addition, the Trustee will not be required to expend its own funds under any circumstances. The Holders of at least a majority in aggregate principal amount of any series of Notes at the time Outstanding may on behalf of the Holders of all of the Notes of such series waive any past Default or Event of Default hereunder and its consequences except (1) a default in the payment of accrued and unpaid interest, if any, on, or the principal of, such Notes, or (2) a default in respect of a covenant or provision hereof which under Article 8 cannot be modified or amended without the consent of each Holder of an Outstanding Note affected; provided, however, that the Holders of a majority in principal amount of the series of Notes at the time Outstanding may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration. Upon any such waiver the Company, the Trustee and the Holders of such series of Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and the Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 6.10 Notice of Defaults. The Trustee shall, within 90 days after the occurrence and continuance of an Event of Default of which a Responsible Officer receives written notice or obtains actual knowledge, deliver to all Holders notice of all Events of Default known to a Responsible Officer, unless such Events of Default shall have been cured or waived before the giving of such notice; provided that, except in the case of an Event of Default in the payment of the principal of, or accrued and unpaid interest on, any of the Notes, the Trustee shall be protected in withholding such notice if the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders (it being understood that the Trustee shall not have an affirmative duty to make such determination). The Trustee shall not be deemed to have knowledge of an Event of Default unless and until a Responsible Officer receives written notification of such Event of Default describing the circumstances of such, and identifying the circumstances constituting such Event of Default and stating that such notification is a “notice of default.”

Section 6.11 Undertaking to Pay Costs. All parties to the Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or accrued and unpaid interest, if any, on any Note on or after the due date expressed or provided for in such Note or the Indenture.

ARTICLE 7

[RESERVED]

Section 7.01 [Reserved.]

ARTICLE 8

MODIFICATION AND WAIVER

Section 8.01 Applicability of Article 9 of the Base Indenture. Article 9 of the Base Indenture, as modified by this Article 8, shall apply to the Notes.

Section 8.02 Supplemental Indentures without Consent of Holders of Notes. Section 9.01 of the Base Indenture shall not apply to the Notes. Instead, this Section 8.02 shall, with respect to each series of Notes, supersede in its entirety Section 9.01 of the Base Indenture, and all references in the Base Indenture to Section 9.01 thereof shall, with respect to each series of Notes, be deemed to be references to this Section 8.02:

“The Company, together with the Trustee, may modify or amend the Indenture and the terms of the Notes without the consent of any Holders of the Notes to:

(a) allow the successor (or successive successors) to the Company to assume the Company’s obligations under the Indenture and the Notes pursuant to Section 5.04 of this Supplemental Indenture;

(b) add to the covenants of the Company for the benefit of the Holders of the Notes or the Trustee, Paying Agent, Security Registrar or other agent or similar Person or surrender any right or power conferred upon the Company under the Indenture or the Notes;

(c) add any additional Events of Default;

(d) add to or change any provisions of the Indenture or the Notes to the extent necessary to permit or facilitate the issuance of Notes in uncertificated form;

(e) amend or supplement any provisions of the Indenture or the Notes to the extent such amendment or supplement does not apply to any outstanding Notes issued prior to the date of such amendment or supplement and entitled to the benefits of such provision;

(f) secure the Notes and provide for the terms of the release of such security;

(g) add guarantees with respect to the obligations of the Company under the Notes and provide for the terms of the release of such guarantees;

(h) provide for a successor Trustee with respect to the Notes or otherwise change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee;

(i) provide for the issuance of additional Notes to the extent permitted under the Indenture;

(j) provide for a co-obligor with respect to the Notes;

(k) cure any ambiguity, omission, defect or inconsistency, as determined in good faith by the Company;

(l) conform the Indenture or the Notes to the Description of the Notes and Description of Debt Securities contained in the Company’s prospectus supplement dated March 12, 2026 and prospectus dated November 14, 2023 relating to the Notes;

(m) comply with the rules and regulations of DTC or any other clearing system or Depositary and the rules and regulations of any securities exchange or automated quotation system on which the Notes may be listed or traded; or

(n) make any other amendment or supplement to the Indenture or the Notes, as long as that amendment or supplement does not adversely affect the rights of the Holders of any Notes in any material respect, as determined in good faith by the Company.

No amendment to this Supplemental Indenture, the Indenture or the Notes made solely to conform this Supplemental Indenture, the Indenture or the Notes to the Description of the Notes and Description of Debt Securities contained in the Company’s prospectus supplement dated March 12, 2026 and prospectus dated November 14, 2023 relating to the Notes, shall be deemed to adversely affect the interests of the Holders of the Notes.

Upon the request of the Company, when authorized by a Board Resolution, the Trustee shall join with the Company in the execution of any amended supplemental indenture authorized or permitted by the terms of the Indenture or this Supplemental Indenture and to make any further appropriate agreements and stipulations which may be contained therein.”

Section 8.03 Supplemental Indentures with Consent of Holders of Notes. Section 9.02 of the Base Indenture shall not apply to the Notes. Instead, this Section 8.03 shall, with respect to each series of Notes, supersede in its entirety Section 9.02 of the Base Indenture, and all references in the Base Indenture to Section 9.02 thereof shall, with respect to each series of Notes, be deemed to be references to this Section 8.03:

“The Company, together with the Trustee, may modify or amend the Indenture and the terms of a series of Notes with the consent of the Holders of at least a majority in principal amount of the Outstanding Notes of such series; provided, however, that no such modification or amendment shall, without the consent of each Holder of the outstanding Notes of the affected series:

(a) change the stated maturity of the principal of, or any installment of interest on, any Note;

(b) reduce the principal of, or rate of interest on, any Note;

(c) reduce any amount payable upon the redemption or purchase at the option of the Holder of any Note;

(d) change any place of payment where, or the currency in which, any principal of, or premium, if any, or interest on, any Note is payable;

(e) impair the right to institute suit for the enforcement of any payment on, or with respect to, any Note on or after the stated maturity or Optional Redemption Date; or

(f) reduce the percentage in principal amount of Outstanding Notes the consent of whose Holders is required for modification or amendment of the Indenture or for waiver of compliance with provisions of the Indenture or waiver of Defaults or Events of Default, in each case, with respect to or in respect of provisions hereof and thereof that cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.”

It shall not be necessary for the consent of the Holder of any series of Notes affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. The Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under the Indenture or otherwise.

In addition, the Holders of at least a majority in aggregate principal amount of the outstanding Notes of a series may, on behalf of the Holders of all Notes of such series waive compliance with the Company’s covenants in Section 5.02 or 5.03 of this Supplemental Indenture.

ARTICLE 9

MISCELLANEOUS

Section 9.01 Trust Indenture Act Controls. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Supplemental Indenture by the Trust Indenture Act, the required provision shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 9.02 Governing Law. This Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Section 9.03 Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same Supplemental Indenture.

Section 9.04 Severability. Each provision of this Supplemental Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Supplemental Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

Section 9.05 Relation to Indenture. This Supplemental Indenture constitutes a part of the Indenture, the provisions of which shall apply to the series of Securities established by this Supplemental Indenture but this Supplemental Indenture shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 9.06 Ratification. The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed. The Base Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Supplemental Indenture.

Section 9.07 Effectiveness. The provisions of this Supplemental Indenture shall become effective as of the date hereof.

Section 9.08 Trustee Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Notes. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof. In the performance of its obligations hereunder, the Trustee shall be provided with all rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Indenture.

Section 9.09 Electronic Signatures. Documents executed, scanned and transmitted electronically and electronic signatures, including those created or transmitted through a software platform or application, shall be deemed original signatures for purposes of this Supplemental Indenture and all matters and agreements related thereto, with such scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Supplemental Indenture or any instrument, agreement or document necessary for the consummation of the transactions contemplated by this Indenture or related hereto or thereto (including, without limitation, addendums, amendments, notices, instructions, communications with respect to the delivery of securities or the wire transfer of funds or other communications) (“Executed Documentation”) may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable laws, rules and regulations in effect from time to time applicable to the effectiveness and enforceability of electronic signatures. Any Executed Documentation accepted, executed or agreed to in conformity with such laws, rules and regulations will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third-party electronic signature capture service providers as may be reasonably chosen by a signatory hereto or thereto. When the Trustee acts on any Executed Documentation sent by electronic transmission, the Trustee will not be responsible or liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Executed Documentation, notwithstanding that such Executed Documentation (a) may not be an authorized or authentic communication of the party involved or in the form such party sent or intended to send (whether due to fraud, distortion or otherwise) or (b) may conflict with, or be inconsistent with, a subsequent written instruction or communication; it being understood and agreed that the Trustee shall conclusively presume that Executed Documentation that purports to have been sent by an authorized officer of a Person has been sent by an authorized officer of such Person. The party providing Executed Documentation through electronic transmission or otherwise with electronic signatures agrees to assume all risks arising out of such electronic methods, including, without limitation, the risk of the Trustee acting on unauthorized instructions and the risk of interception and misuse by third parties.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

AIRBNB, INC.

By:	/s/ Elinor Mertz
Name: Elinor Mertz
Title: Chief Financial Officer

[Signature Page to First Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ David Jason
Name: David Jason
Title: Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

FORM OF 4.400% SENIOR NOTES DUE 2029

Ex. A-1

Form of 4.400% Senior Notes Due 2029

[FORM OF FACE OF NOTE]

[Include the following Global Security legend, if applicable]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.]

No. [ • ]	[Initially][1] $[ • ]

CUSIP No. 009066 AC5

ISIN No. US009066AC57

[1]	Include if a global note.

Ex. A-2

AIRBNB, INC.

4.400% SENIOR NOTES DUE 2029

AIRBNB, INC., a Delaware corporation (the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]2[ • ]3 or its registered assigns, the principal sum of [ • ] Dollars [(as may be increased or decreased as reflected on the Schedule of Increases or Decreases in the Global Security attached hereto)]4 on March 16, 2029 and to pay interest thereon, as provided in the Indenture referred to below, until the principal and all accrued and unpaid interest are paid or duly provided for.

Interest Payment Dates: March 16 and September 16

Regular Record Dates: March 1 and September 1

Each Holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions. Each Holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

[2]	Include if a global note.
[3]	Include if a physical note.
[4]	Include if a global note.

Ex. A-3

IN WITNESS WHEREOF, the COMPANY has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

AIRBNB, INC.

By:
Name:
Title:

[Signature Page – Global Note]

Ex. A-4

CERTIFICATE OF AUTHENTICATION

This is one of the 4.400% Senior Notes due 2029 issued by Airbnb, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Ex. A-5

[FORM OF REVERSE OF NOTE]

Airbnb, Inc.

4.400% Senior Notes due 2029

This security is one of a duly authorized series of debt securities of Airbnb, Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of March 16, 2026 (the “Base Indenture”), duly executed and delivered by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 16, 2026 (the “Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties, immunities and indemnities of the Trustee, the Company and the holders of the Securities (the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Supplemental Indenture, as applicable.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 4.400%. The Company will pay interest semi-annually in arrears on March 16 and September 16 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be September 16, 2026. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Securities, if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption or there is a Change of Control Offer, and the Optional Redemption Date or the Change of Control Payment Date, as applicable, is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture.

Ex. A-6

The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Security Registrar. Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may change or appoint any Paying Agent or Security Registrar without notice to any Holder. The Company or any of their subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “4.400% Senior Notes due 2029”, initially limited to $850,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Airbnb, Inc. 888 Brannan Street, San Francisco, California 94103. In the event of any conflict between the terms of the Indenture and this Note, the terms of the Indenture shall govern.

5. Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.02 of the Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security in full or the Company has satisfied and discharged this Security or defeased this Security, the Company shall make a Change of Control Offer to each Holder of this Security to repurchase any and all of such Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities to be repurchased (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), plus accrued and unpaid interest, if any, on the amount of Securities to be repurchased to the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and each Holder, in accordance with Section 4.01(a)(1) of the Supplemental Indenture, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the security registrar) at the office of the security registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Holder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be

Ex. A-7

required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of sending of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such sending and (ii) register the transfer of or exchange any Security of any series or portions thereof called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Security being redeemed in part or not surrendered for repurchase, as the case may be.

8. Persons Deemed Owners. The registered Holder may be treated as its owner for all purposes.

9. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

10. Defaults and Remedies. If one or more Events of Default with respect to the Securities of a series shall have occurred and be continuing, then the principal amount of, and all accrued and unpaid interest on, all of the Securities of such series then outstanding may (and, in certain circumstances, will automatically) become due and payable in the manner, and subject to the terms, set forth in the Indenture.

11. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

12. Discharge and Defeasance of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Security shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Security.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

Ex. A-8

15. Governing Law. The Base Indenture, the Supplemental Indenture and this Security shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Ex. A-9

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: [   ]

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

Ex. A-10

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, check the box:

☐	4.01(a) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, state the amount: $[    ].

Date: [    ]

Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Tax I.D. number

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

Ex. A-11

Exhibit A

Form of 4.400% Senior Notes Due 2029

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

Ex. A-12

EXHIBIT B

FORM OF 4.650% SENIOR NOTES DUE 2031

Ex. B-1

Form of 4.650% Senior Notes Due 2031

[FORM OF FACE OF NOTE]

[Include the following Global Security legend, if applicable]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.]

No. [ • ]	[Initially][5] $[ • ]

CUSIP No. 009066 AD3

ISIN No. US009066AD31

[5]	Include if a global note.

Ex. B-2

AIRBNB, INC.

4.650% SENIOR NOTES DUE 2031

AIRBNB, INC., a Delaware corporation (the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]6[ • ]7 or its registered assigns, the principal sum of [ • ] Dollars [(as may be increased or decreased as reflected on the Schedule of Increases or Decreases in the Global Security attached hereto)]8 on March 16, 2031 and to pay interest thereon, as provided in the Indenture referred to below, until the principal and all accrued and unpaid interest are paid or duly provided for.

Interest Payment Dates: March 16 and September 16

Regular Record Dates: March 1 and September 1

Each Holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions. Each Holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

[6]	Include if a global note.
[7]	Include if a physical note.
[8]	Include if a global note.

Ex. B-3

IN WITNESS WHEREOF, the COMPANY has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

AIRBNB, INC.

By:
Name:
Title:

[Signature Page – Global Note]

Ex. B-4

CERTIFICATE OF AUTHENTICATION

This is one of the 4.650% Senior Notes due 2031 issued by Airbnb, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Ex. B-5

[FORM OF REVERSE OF NOTE]

Airbnb, Inc.

4.650% Senior Notes due 2031

This security is one of a duly authorized series of debt securities of Airbnb, Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of March 16, 2026 (the “Base Indenture”), duly executed and delivered by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 16, 2026 (the “Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties, immunities and indemnities of the Trustee, the Company and the holders of the Securities (the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Supplemental Indenture, as applicable.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 4.650%. The Company will pay interest semi-annually in arrears on March 16 and September 16 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be September 16, 2026. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Securities, if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption or there is a Change of Control Offer, and the Optional Redemption Date or the Change of Control Payment Date, as applicable, is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture.

Ex. B-6

The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Security Registrar. Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may change or appoint any Paying Agent or Security Registrar without notice to any Holder. The Company or any of their subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “4.650% Senior Notes due 2031”, initially limited to $850,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Airbnb, Inc. 888 Brannan Street, San Francisco, California 94103. In the event of any conflict between the terms of the Indenture and this Note, the terms of the Indenture shall govern.

5. Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.02 of the Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security in full or the Company has satisfied and discharged this Security or defeased this Security, the Company shall make a Change of Control Offer to each Holder of this Security to repurchase any and all of such Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities to be repurchased (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), plus accrued and unpaid interest, if any, on the amount of Securities to be repurchased to the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and each Holder, in accordance with Section 4.01(a)(1) of the Supplemental Indenture, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the security registrar) at the office of the security registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Holder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be

Ex. B-7

required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of sending of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such sending and (ii) register the transfer of or exchange any Security of any series or portions thereof called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Security being redeemed in part or not surrendered for repurchase, as the case may be.

8. Persons Deemed Owners. The registered Holder may be treated as its owner for all purposes.

9. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

10. Defaults and Remedies. If one or more Events of Default with respect to the Securities of a series shall have occurred and be continuing, then the principal amount of, and all accrued and unpaid interest on, all of the Securities of such series then outstanding may (and, in certain circumstances, will automatically) become due and payable in the manner, and subject to the terms, set forth in the Indenture.

11. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

12. Discharge and Defeasance of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Security shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Security.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

Ex. B-8

15. Governing Law. The Base Indenture, the Supplemental Indenture and this Security shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Ex. B-9

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: [    ]

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

Ex. B-10

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, check the box:

☐	4.01(a) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, state the amount: $[    ].

Date: [    ]

Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Tax I.D. number

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

Ex. B-11

Exhibit A

Form of 4.650% Senior Notes Due 2031

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

Ex. B-12

EXHIBIT C

FORM OF 5.250% SENIOR NOTES DUE 2036

Ex. C-1

Form of 5.250% Senior Notes Due 2036

[FORM OF FACE OF NOTE]

[Include the following Global Security legend, if applicable]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.]

No. [ • ]	[Initially][9] $[ • ]

CUSIP No. 009066 AE1

ISIN No. US009066AE14

[9]	Include if a global note.

Ex. C-2

AIRBNB, INC.

5.250% SENIOR NOTES DUE 2036

AIRBNB, INC., a Delaware corporation (the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]10[ • ]11 or its registered assigns, the principal sum of [ • ] Dollars [(as may be increased or decreased as reflected on the Schedule of Increases or Decreases in the Global Security attached hereto)]12 on March 16, 2036 and to pay interest thereon, as provided in the Indenture referred to below, until the principal and all accrued and unpaid interest are paid or duly provided for.

Interest Payment Dates: March 16 and September 16

Regular Record Dates: March 1 and September 1

Each Holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions. Each Holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

[10]	Include if a global note.
[11]	Include if a physical note.
[12]	Include if a global note.

Ex. C-3

IN WITNESS WHEREOF, the COMPANY has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

AIRBNB, INC.

By:
Name:
Title:

[Signature Page – Global Note]

Ex. C-4

CERTIFICATE OF AUTHENTICATION

This is one of the 5.250% Senior Notes due 2036 issued by Airbnb, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Ex. C-5

[FORM OF REVERSE OF NOTE]

Airbnb, Inc.

5.250% Senior Notes due 2036

This security is one of a duly authorized series of debt securities of Airbnb, Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture, dated as of March 16, 2026 (the “Base Indenture”), duly executed and delivered by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 16, 2026 (the “Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties, immunities and indemnities of the Trustee, the Company and the holders of the Securities (the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Supplemental Indenture, as applicable.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 5.250%. The Company will pay interest semi-annually in arrears on March 16 and September 16 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be September 16, 2026. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Securities, if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption or there is a Change of Control Offer, and the Optional Redemption Date or the Change of Control Payment Date, as applicable, is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture.

Ex. C-6

The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Security Registrar. Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may change or appoint any Paying Agent or Security Registrar without notice to any Holder. The Company or any of their subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “5.250% Senior Notes due 2036”, initially limited to $800,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Airbnb, Inc. 888 Brannan Street, San Francisco, California 94103. In the event of any conflict between the terms of the Indenture and this Note, the terms of the Indenture shall govern.

5. Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 3.02 of the Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security in full or the Company has satisfied and discharged this Security or defeased this Security, the Company shall make a Change of Control Offer to each Holder of this Security to repurchase any and all of such Holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities to be repurchased (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), plus accrued and unpaid interest, if any, on the amount of Securities to be repurchased to the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company shall give written notice to the Trustee and each Holder, in accordance with Section 4.01(a)(1) of the Supplemental Indenture, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the security registrar) at the office of the security registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Holder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be

Ex. C-7

required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of sending of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such sending and (ii) register the transfer of or exchange any Security of any series or portions thereof called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Security being redeemed in part or not surrendered for repurchase, as the case may be.

8. Persons Deemed Owners. The registered Holder may be treated as its owner for all purposes.

9. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

10. Defaults and Remedies. If one or more Events of Default with respect to the Securities of a series shall have occurred and be continuing, then the principal amount of, and all accrued and unpaid interest on, all of the Securities of such series then outstanding may (and, in certain circumstances, will automatically) become due and payable in the manner, and subject to the terms, set forth in the Indenture.

11. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

12. Discharge and Defeasance of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Security shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Security.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

Ex. C-8

15. Governing Law. The Base Indenture, the Supplemental Indenture and this Security shall be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Ex. C-9

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: [    ]

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

Ex. C-10

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, check the box:

☐	4.01(a) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.01(a) of the Supplemental Indenture, state the amount: $[    ].

Date: [    ]

Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Tax I.D. number

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

Ex. C-11

Exhibit A

Form of 5.250% Senior Notes Due 2036

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

Ex. C-12